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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                February 16, 2001

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                              UNITEL VIDEO, INC.
            (Exact name of registrant as specified in its charter)

       Delaware                      1-8654                   23-1713238
       --------                      ------                   ----------
(State or other jurisdiction     (Commission File          (I.R.S. Employer
 of incorporation)                   Number)              Identification No.)

555 West 57th Street, New York, New York                        10019
----------------------------------------                        -----
(Address of principal executive offices)                      (Zip Code)

                                 212-265-3600
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

                                     N/A
                       -------------------------------
                       (Former name or former address,
                        if changed since last report)

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Item 5. Other Events

      On February 16, 2001, Unitel Video, Inc. (the "Company") filed unaudited monthly operating reports for the months ended May 30 and June 31, 2000 with the United States Bankruptcy Court for the District of Delaware (the "Court"), in connection with the Company's and its domestic subsidiaries cases (the "Cases") under Chapter 11 of title 11 of the United States Code (Case No. 99-2979 (PJ)). The Company has included this report as an exhibit to this Form 8-K.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

(a) Financial statements of business acquired:

      Not applicable

(b) Pro forma financial information:

      Not applicable

(c) Exhibits

      99.1: The Company's unaudited monthly operating report for the months ended May 30 and June 31, 2000, filed with the Court on February 16, 2001 in connection with the Cases


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        UNITEL VIDEO, INC.


Date: February 26, 2000                 By: /s/ Brian Mittman
                                           --------------------------
                                            Brian Mittman
                                            Vice President
                                            Getzler & Co., Inc.
                                                for Unitel Video, Inc.


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                                EXHIBIT INDEX

          EXHIBIT                DESCRIPTION                 SEQUENTIAL Page No.
          -------                -----------                 -------------------
           99.1             The Company's unaudited                4
                            monthly report for the
                            months ended May 30 and
                            June 31, 2000 filed with the
                            Court on February 16, 2001
                            in connection with the Cases


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